UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   June 12, 2026

BMO 2026-5C15 Mortgage Trust

(Exact name of issuing entity)

(Central Index Key number of issuing entity: 0002128774)

BMO Commercial Mortgage Securities LLC

(Exact name of the depositor as specified in its charter)

(Central Index Key number of depositor: 0001861132)

Bank of Montreal

(Central Index Key number: 0000927971)

UBS AG New York Branch

(Central Index Key number: 0001685185)

3650 Capital SCF LOE I(A), LLC

(Central Index Key number: 0002058685)

Zions Bancorporation, N.A.

(Central Index Key number: 0000109380)

Wells Fargo Bank, National Association

(Central Index Key number: 0000850779)

BSPRT CMBS Finance, LLC

(Central Index Key number: 0001722518)

Goldman Sachs Mortgage Company

(Central Index Key number: 0001541502)

Societe Generale Financial Corporation

(Central Index Key number: 0001755531)

Ladder Capital Finance LLC

(Central Index Key number: 0001541468)

(Exact name of sponsors as specified in their charters)

Delaware	333280224-14	86-2713125
(State or other jurisdiction	(Commission File Number	(IRS Employer Identification
of incorporation of depositor)	of issuing entity)	No. of depositor)

151 West 42nd Street
New York, New York	10036
(Address of principal executive offices of depositor)	(Zip Code of depositor)

Depositor’s telephone number, including area code     (212) 885-4000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

On June 12, 2026, BMO Capital Markets Corp. (“BMO Capital Markets”), Goldman Sachs & Co. LLC, (“GS&Co.”), SG Americas Securities, LLC (“SGAS”), UBS Securities LLC (“UBS Securities”), Wells Fargo Securities, LLC (“Wells Fargo Securities”), Academy Securities, Inc. (“Academy”), Bancroft Capital, LLC (“Bancroft”), Blaylock Van, LLC (“Blaylock Van”) and Drexel Hamilton, LLC (“Drexel” and, together in such capacity with BMO Capital Markets, GS&Co., SGAS, UBS Securities, Wells Fargo Securities, Academy, Bancroft and Blaylock Van, the “Underwriters”) entered into an underwriting agreement with BMO Commercial Mortgage Securities LLC (the “Depositor”), dated June 12, 2026 (the “Underwriting Agreement”), an executed version of which is attached hereto as Exhibit 1, with respect to the sale of the Public Certificates (as defined below) scheduled to occur on or about June 25, 2026 (the “Closing Date”). The Public Certificates are expected to have an aggregate initial principal amount of $553,359,000.

The Depositor also entered into an agreement to sell the Private Certificates (as defined below), having an aggregate initial principal amount of approximately $72,790,447, to BMO Capital Markets, GS&Co., SGAS, UBS Securities, Wells Fargo Securities, Academy, Bancroft, Blaylock Van and Drexel (collectively in such capacity, the “Initial Purchasers”), pursuant to a certificate purchase agreement, dated as of June 12, 2026 (the “Certificate Purchase Agreement”), among the Depositor and the Initial Purchasers. The Private Certificates will be sold in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(a)(2) of the Act.

On or about the Closing Date, the Depositor is expected to cause the issuance of the BMO 2026-5C15 Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2026-5C15 (the “Certificates”), pursuant to a Pooling and Servicing Agreement, dated as of June 1, 2026, (the “Pooling and Servicing Agreement”), between the Depositor, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, 3650 REIT Loan Servicing LLC, as special servicer, BellOak, LLC, as operating advisor and as asset representations reviewer, Computershare Trust Company, National Association, as trustee and as certificate administrator. The Pooling and Servicing Agreement is attached hereto as Exhibit 4.1. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement.

The Certificates will consist of the following classes, designated as (i) the Class A-1, Class A-2, Class A-3, Class X-A, Class X-B, Class A-S, Class B and Class C Certificates (collectively, the “Public Certificates”), and (ii) the Class X-D, Class D, Class E-RR, Class F-RR, Class G-RR, Class J-RR and Class R Certificates (collectively, the “Private Certificates”).

BMO Capital Markets, GS&Co., SGAS, UBS Securities and Wells Fargo Securities are acting as co-lead managers in connection with the offering of the Public Certificates. The Public Certificates were offered by the Underwriters for sale to the public, pursuant to the Depositor’s Preliminary Prospectus, dated June 8, 2026, and by the Prospectus, dated June 12, 2026 (the “Prospectus”), in negotiated transactions or otherwise at varying prices determined at the time of sale.

The Certificates represent, in the aggregate, the entire beneficial ownership in the BMO 2026-5C15 Mortgage Trust (the “Issuing Entity”), a common law trust fund to be formed under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The assets of the Issuing Entity consist primarily of 25 fixed-rate mortgage loans (the “Mortgage Loans”) secured by first liens on various types of commercial, multifamily and/or manufactured housing community properties. The Mortgage Loans are expected to be acquired by the Depositor from (i) Bank of Montreal (“BMO”), pursuant to a Mortgage Loan Purchase Agreement dated as of June 1, 2026 (the “BMO Mortgage Loan Purchase Agreement”), between the Depositor and BMO, (ii) 3650 Capital SCF LOE I(A), LLC (“3650 Capital”), pursuant to a Mortgage Loan Purchase Agreement dated as of June 1, 2026 (the “3650 Capital Mortgage Loan Purchase Agreement”), between the Depositor and 3650 Capital, (iii) BSPRT CMBS Finance, LLC (“BSPRT”), pursuant to a Mortgage Loan Purchase Agreement dated as of June 1, 2026 (the “BSPRT Mortgage Loan Purchase Agreement”), between the Depositor, BSPRT and Franklin BSP Realty Trust, Inc., (iv) Goldman Sachs Mortgage Company (“GSMC”), pursuant to a Mortgage Loan Purchase Agreement dated as of June 1, 2026 (the “GSMC Mortgage Loan Purchase Agreement”), between the Depositor and GSMC, (v) Ladder Capital Finance LLC (“LCF”), pursuant to a Mortgage Loan Purchase Agreement dated as of June 1, 2026 (the “LCF Mortgage Loan Purchase Agreement”), between the Depositor, LCF, Ladder Capital Finance Holdings LLLP, Series REIT of Ladder Capital Finance Holdings LLLP and Series TRS of Ladder Capital Finance Holdings LLLP, (vi) Societe Generale Financial Corporation (“SGFC”), pursuant to a Mortgage Loan Purchase Agreement dated as of June 1, 2026 (the “SGFC Mortgage Loan Purchase Agreement”), between the Depositor and SGFC, (vii) UBS AG New York Branch (“UBS AG”) pursuant to a Mortgage Loan Purchase Agreement dated as of June 1, 2026 (the “UBS AG Mortgage Loan Purchase Agreement”), between the Depositor and UBS AG, (viii) Wells Fargo Bank, National Association (“WFB”) pursuant to a Mortgage Loan Purchase Agreement dated as of June 1, 2026 (the “WFB Mortgage Loan Purchase Agreement”), between the Depositor and WFB, and (ix) Zions Bancorporation, N.A. (“ZBNA”), pursuant to a Mortgage Loan Purchase Agreement dated as of June 1, 2026, between Depositor and ZBNA (the “ZBNA Mortgage Loan Purchase Agreement” and, together with the BMO Mortgage Loan Purchase Agreement, the 3650 Capital Mortgage Loan Purchase Agreement, the BSPRT Mortgage Loan Purchase Agreement, the GSMC Mortgage Loan Purchase Agreement, the LCF Mortgage Loan Purchase Agreement, the SGFC Mortgage Loan Purchase Agreement, the UBS AG Mortgage Loan Purchase Agreement and the WFB Mortgage Loan Purchase Agreement, the “Mortgage Loan Purchase Agreements”), between the Depositor and ZBNA. The Mortgage Loan Purchase Agreements are attached hereto as Exhibits 99.1, 99.2, 99.3, 99.4, 99.5, 99.6, 99.7, 99.8 and 99.9 respectively.

The assets of the Issuing Entity are expected to include several Mortgage Loans which are part of a Whole Loan as described in the Prospectus. Each Whole Loan is governed by a co-lender, intercreditor or similar agreement (each, a “Co-Lender Agreement”) between the holders of the promissory notes comprising such Whole Loan, the terms of which are described under “Description of the Mortgage Pool—The Whole Loans” in the Prospectus. Each Co-Lender Agreement is attached as an exhibit hereto, as identified in the following table. Moreover, certain of such Whole Loans will not be serviced pursuant to the Pooling and Servicing Agreement, but will instead be serviced pursuant to a different servicing agreement (each, an “Outside Servicing Agreement”). Each such Outside Servicing Agreement is attached as an exhibit hereto, as described in the following table. For a description of the servicing of the applicable Whole Loans under such Outside Servicing Agreement, see “The Pooling and Servicing Agreement—Servicing of the Outside Serviced Mortgage Loans” in the Prospectus.

Name of Mortgaged Property or Portfolio of Mortgaged Properties Securing Subject Whole Loan (as identified on the Mortgage Loan Schedule to the Pooling and Servicing Agreement)	Exhibit Number of Related Co-Lender Agreement	Exhibit Number of Related Outside Servicing Agreement (if any)
Cannon Industrial Portfolio	4.9
FreshDirect HQ	4.10
Shore Front Parkway Apartments	4.11
Mountain Industrial Portfolio	4.12	4.2
Deptford Mall	4.13
1500 Post Oak Boulevard	4.14	4.3
Admiral’s Cove	4.15	4.4
Prospect Place Apartments	4.16	4.4
Sunset View	4.17
Crossgates Mall	4.18	4.5
Northwoods Mall	4.19
Seneca One	4.20	4.6
The Towers at Cupertino City Center	4.21	4.7
The Landing	4.22
The Rockwell	4.23	4.8

Further information regarding the sale of the Public Certificates is set forth in the Underwriting Agreement (including, as to the price per class of Public Certificates, on Schedule II thereto) and in the Depositor’s Prospectus, dated June 12, 2026. The related registration statement (file no. 333-280224) was originally declared effective on October 10, 2024. In connection with such Prospectus, the principal executive officer of the Depositor has provided the certification attached hereto as Exhibit 36.1.

Item 9.01.	Financial Statements and Exhibits.

(d)       Exhibits

Exhibit No.	Description
Exhibit 1	Underwriting Agreement
Exhibit 4.1	Pooling and Servicing Agreement
Exhibit 4.2	MTN 2026-LPFX TSA
Exhibit 4.3	BANK5 2026-5YR21 PSA
Exhibit 4.4	BBCMS 2026-5C41 PSA
Exhibit 4.5	WFCM 2025-5C7 PSA
Exhibit 4.6	Benchmark 2026-V21 PSA
Exhibit 4.7	BANK5 2026-5YR22 PSA
Exhibit 4.8	BMO 2025-5C13 PSA
Exhibit 4.9	Cannon Industrial Portfolio Co-Lender Agreement
Exhibit 4.10	FreshDirect HQ Co-Lender Agreement
Exhibit 4.11	Shore Front Parkway Apartments Co-Lender Agreement
Exhibit 4.12	Mountain Industrial Portfolio Co-Lender Agreement
Exhibit 4.13	Deptford Mall Co-Lender Agreement
Exhibit 4.14	1500 Post Oak Boulevard Co-Lender Agreement
Exhibit 4.15	Admiral’s Cove Co-Lender Agreement
Exhibit 4.16	Prospect Place Apartments Co-Lender Agreement
Exhibit 4.17	Sunset View Co-Lender Agreement
Exhibit 4.18	Crossgates Mall Co-Lender Agreement
Exhibit 4.19	Northwoods Mall Co-Lender Agreement
Exhibit 4.20	Seneca One Co-Lender Agreement
Exhibit 4.21	The Towers at Cupertino City Center Co-Lender Agreement
Exhibit 4.22	The Landing Co-Lender Agreement
Exhibit 4.23	The Rockwell Co-Lender Agreement
Exhibit 36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated June 12, 2026, which such certification is dated June 12, 2026

Exhibit 99.1	BMO Mortgage Loan Purchase Agreement
Exhibit 99.2	3650 Capital Mortgage Loan Purchase Agreement
Exhibit 99.3	BSPRT Mortgage Loan Purchase Agreement
Exhibit 99.4	GSMC Mortgage Loan Purchase Agreement
Exhibit 99.5	LCF Mortgage Loan Purchase Agreement
Exhibit 99.6	SGFC Mortgage Loan Purchase Agreement
Exhibit 99.7	UBS AG Mortgage Loan Purchase Agreement
Exhibit 99.8	WFB Mortgage Loan Purchase Agreement
Exhibit 99.9	ZBNA Mortgage Loan Purchase Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 12, 2026	BMO COMMERCIAL MORTGAGE SECURITIES LLC

	By:	/s/ Paul Vanderslice
		Name:	Paul Vanderslice
		Title:	Chief Executive Officer

BMO 2026-5C15 – Form 8-K